UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:    BlackRock Funds

BlackRock Multi-Manager Alternative Strategies Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2014

Date of reporting period: 08/31/2014

Item 1 – Report to Stockholders

AUGUST 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Multi-Manager Alternative Strategies Fund	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for most risk assets such as equities and high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were relieved by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk with the expectation that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

However, asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained confidence in August and, although volatility ticked up, markets rebounded as low rates and an improving U.S. economy trumped full valuations and lingering geopolitical risks. Concurrently, a slowdown in Europe’s recovery fueled hopes for further monetary accommodation from the European Central Bank, driving global equities higher. Additionally, lower yields on European sovereign bonds made U.S. Treasuries more appealing by comparison, contributing to the persistence of low rates in the United States.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended August 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although the expensive U.S. small cap stocks lagged in 2014. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.84%	25.25%
U.S. small cap equities (Russell 2000® Index)	(0.06)	17.68
International equities (MSCI Europe, Australasia, Far East Index)	1.24	16.44
Emerging market equities (MSCI Emerging Markets Index)	14.52	19.98
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.35	7.07
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.74	5.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	10.55
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.89	10.57

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2014

Investment Objective

BlackRock Multi-Manager Alternative Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Fund Information

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Global Long/Short Equity Fund	20%
BlackRock Global Long/Short Credit Fund	12
Soundview Home Loan Trust, Series 2006-WF2, Class M2	3
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class E	3
Bear Stearns ALT-A Trust, Series 2005-10, Class 11A1	3
CHL Mortgage Pass-Through Trust, Series 2007-4, Class 1A36	2
Bear Stearns ALT-A Trust, Series 2006-4, Class 23A4	2
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE1, Class 2M3	2
BlueMountain CLO Ltd., Series 2012-1A, Class E	2
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE2, Class A1A	1

Portfolio Composition	Percent of Net Assets
Short-Term Securities	34%
Investment Companies	21
Common Stocks	19
Corporate Bonds	9
Asset-Backed Securities	7
Non-Agency Mortgage-Backed Securities	5
Preferred Securities	2
Floating Rate Loan Interests	1
Investments Sold Short	(12)
Other Assets Less Liabilities	14

Ten Largest Investments Sold Short	Percent of Investments Sold Short
Comcast Corp., Class A	3%
The Goldman Sachs Group, Inc.	2
The Southern Co.	2
Wells Fargo & Co.	2
The Walt Disney Co.	2
Wisconsin Energy Corp.	2
SPDR S&P 500 ETF Trust	2
The Dow Chemical Co.	2
Morgan Stanley	2
Dover Corp.	2

4	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example (which is based on a hypothetical investment of $1,000 invested on August 7, 2014, commencement of operations, and held through August 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical[3]
			Expenses Paid During the Period			Including Dividend Expense		Excluding Dividend Expense
	Beginning Account Value August 7, 2014	Ending Account Value August 31, 2014	Including Dividend Expense[1]	Excluding Dividend Expense[2]	Beginning Account Value August 7, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period[1]	Ending Account Value August 31, 2014	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,006.00	$1.60	$1.55	$1,000.00	$1,001.69	$1.60	$1,001.74	$1.55
Investor A	$1,000.00	$1,006.00	$1.77	$1.71	$1,000.00	$1,001.52	$1.77	$1,001.58	$1.71
Investor C	$1,000.00	$1,005.00	$2.27	$2.21	$1,000.00	$1,001.03	$2.26	$1,001.08	$2.21

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.43% for Institutional, 2.69% for Investor A, and 3.44% for Investor C), multiplied by the average account value over the period, multiplied by 24/365 (to reflect the period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.35% for Institutional, 2.60% for Investor A, and 3.35% for Investor C), multiplied by the average account value over the period, multiplied by 24/365 (to reflect the period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Schedule of Investments August 31, 2014
Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE2, Class A1A, 0.41%, 3/25/36 (a)	USD 1,327	$803,757
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE1, Class 2M3, 0.62%, 2/25/36 (a)	1,776	1,293,910
BlueMountain CLO Ltd., Series 2012-1A, Class E, 5.73%, 7/20/23 (a)(b)	1,000	972,500
Citigroup Mortgage Loan Trust, Series 2006-HE3, Class A2C, 0.32%, 12/25/36 (a)	1,268	750,146
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class E, 4.73%, 10/25/25 (a)(b)	2,000	1,785,140
Soundview Home Loan Trust, Series 2006-WF2, Class M2, 0.43%, 12/25/36 (a)	2,500	1,824,785
Total Asset-Backed Securities — 7.4%		7,430,238

Common Stocks	Shares
Aerospace & Defense — 0.1%
B/E Aerospace, Inc. (c)	300	25,422
Textron, Inc.	1,100	41,800

		67,222
Air Freight & Logistics — 0.1%
CEVA Holdings LLC (c)	94	115,150
Airlines — 0.4%
Delta Air Lines, Inc.	600	23,748
SAS AB - Preference Shares (c)	5,300	294,223
Southwest Airlines Co.	1,600	51,216
United Continental Holdings, Inc. (c)	300	14,283

		383,470
Auto Components — 0.1%
The Goodyear Tire & Rubber Co.	800	20,776
Lear Corp.	700	70,791
Takata Corp.	558	11,078
TRW Automotive Holdings Corp. (c)	400	38,516

		141,161
Automobiles — 0.0%
Ford Motor Co.	3,000	52,230
Banks — 1.9%
1st United Bancorp., Inc.	10,223	88,940
Aozora Bank Ltd.	52,411	178,936

Common Stocks	Shares	Value
Banks (concluded)
Bank of America Corp.	11,900	$191,471
BB&T Corp.	1,600	59,728
Cascade Bancorp. (c)	3,933	20,294
Comerica, Inc.	4,000	201,360
Co-Operative Bank PLC (c)	32,000	151,404
Dah Sing Banking Group Ltd.	8,029	14,426
Dah Sing Financial Holdings Ltd.	2,326	13,656
KeyCorp.	6,800	92,548
North Valley Bancorp. (c)	3,045	63,945
OBA Financial Services, Inc. (c)	5,741	126,072
OmniAmerican Bancorp., Inc.	14,122	366,607
Regions Financial Corp.	14,700	149,205
Synovus Financial Corp.	2,290	55,303
Zions Bancorporation	4,600	134,044

		1,907,939
Beverages — 0.7%
Dr. Pepper Snapple Group, Inc.	3,400	213,928
Molson Coors Brewing Co., Class B	2,400	177,480
PepsiCo., Inc.	3,500	323,715

		715,123
Biotechnology — 0.3%
InterMune, Inc. (c)	3,665	269,194
Capital Markets — 0.6%
BGC Partners, Inc., Class A	10,810	81,832
The Charles Schwab Corp.	6,900	196,719
DAB Bank AG	5,496	34,519
Northern Trust Corp.	4,000	277,400

		590,470
Chemicals — 0.3%
Axiall Corp.	810	33,680
LyondellBasell Industries NV, Class A	500	57,175
Monsanto Co.	1,800	208,170

		299,025
Commercial Services & Supplies — 0.3%
The Brink’s Co.	5,581	152,808
Pitney Bowes, Inc.	1,000	27,060
RR Donnelley & Sons Co.	8,755	154,701

		334,569
Construction & Engineering — 0.5%
Foster Wheeler AG	5,390	175,930
Quanta Services, Inc. (c)	7,500	272,550
URS Corp.	302	18,295

		466,775

Portfolio Abbreviations

ADR	American Depositary Receipts	FKA	Formerly known as	RB	Revenue Bonds
AUD	Australian Dollar	GBP	British Pound	REIT	Real Estate Investment Trust
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary
ETF	Exchange-Traded Fund	NOK	Norwegian Krone		Receipts
EUR	Euro	NZD	New Zealand Dollar	USD	U.S. Dollar
EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-counter

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	7

Schedule of Investments (continued)
Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Finance — 0.4%
Ally Financial, Inc. (c)	6,755	$166,173
Capital One Financial Corp.	800	65,648
Santander Consumer USA Holdings, Inc.	11,200	208,544

		440,365
Containers & Packaging — 0.0%
Packaging Corp. of America	700	47,593
Diversified Consumer Services — 0.1%
H&R Block, Inc.	2,000	67,060
Diversified Financial Services — 0.2%
CME Group, Inc.	1,000	76,550
FNFV Group (c)	1,089	16,313
Leucadia National Corp.	1,500	37,395
Voya Financial, Inc.	1,400	54,726

		184,984
Diversified Telecommunication Services — 0.2%
Bell Aliant, Inc.	2,873	81,516
Enventis Corp.	144	2,562
Globalstar, Inc. (c)	12,340	49,113
Inteliquent, Inc.	700	8,540
TW Telecom, Inc. (c)	2,273	93,273

		235,004
Electric Utilities — 0.3%
American Electric Power Co., Inc.	6,300	338,310
Electronic Equipment, Instruments & Components — 0.1%
Avnet, Inc.	1,100	48,961
RealD, Inc. (c)	5,400	50,274

		99,235
Energy Equipment & Services — 0.2%
Baker Hughes, Inc.	800	55,312
Halliburton Co.	700	47,327
Helmerich & Payne, Inc.	400	42,020
Nabors Industries Ltd.	800	21,768
Superior Energy Services, Inc.	900	32,256

		198,683
Food & Staples Retailing — 0.1%
The Kroger Co.	1,300	66,274
Food Products — 1.1%
Archer-Daniels-Midland Co.	1,600	79,776
Chiquita Brands International, Inc. (c)	4,244	58,992
ConAgra Foods, Inc.	6,584	212,005
Kellogg Co.	2,800	181,916
Kraft Foods Group, Inc.	4,400	259,160
Maple Leaf Foods, Inc.	2,693	50,155
Mead Johnson Nutrition Co.	471	45,028
Tyson Foods, Inc., Class A	2,900	110,374
The WhiteWave Foods Co. (c)	3,000	105,060

		1,102,466
Health Care Equipment & Supplies — 0.3%
Baxter International, Inc.	419	31,417
CONMED Corp.	2,318	91,561
Medtronic, Inc.	983	62,764
Smith & Nephew PLC — ADR	1,001	86,987

		272,729
Health Care Providers & Services — 0.4%
Accretive Health, Inc. (c)	4,768	38,621
Aetna, Inc.	700	57,491
Chindex International, Inc. (c)	1,517	36,271
Cigna Corp.	500	47,300

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Extendicare, Inc.	28,635	$225,962
WellPoint, Inc.	400	46,604

		452,249
Hotels, Restaurants & Leisure — 0.7%
Bally Technologies, Inc. (c)	9	714
Darden Restaurants, Inc.	1,325	62,699
GTECH SpA	4,271	101,843
ImvesCor Restaurant Group, Inc. (c)	17,785	32,060
International Game Technology	3,483	58,723
MGM Resorts International (c)	2,300	56,281
Morgans Hotel Group Co. (c)	2,017	15,248
Multimedia Games Holding Co., Inc. (c)	1,126	31,314
Tim Hortons, Inc.	1,424	114,465
Vail Resorts, Inc.	1,973	156,834
Wyndham Worldwide Corp.	1,000	80,940

		711,121
Household Durables — 0.3%
Mohawk Industries, Inc. (c)	1,700	248,234
PulteGroup, Inc.	900	17,298
Sony Corp.	2,741	52,227
ZAGG, Inc. (c)	4,442	26,208

		343,967
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc.	2,500	76,950
Insurance — 0.6%
Meadowbrook Insurance Group, Inc.	16,255	100,618
National Interstate Corp.	11,314	316,792
Protective Life Corp.	2,107	146,226

		563,636
Internet & Catalog Retail — 0.1%
Overstock.Com, Inc. (c)	2,344	41,418
Shutterfly, Inc. (c)	1,100	56,111

		97,529
Internet Software & Services — 0.1%
Yahoo!, Inc. (c)	2,600	100,126
Yelp, Inc. (c)	300	24,726
Zillow, Inc., Class A (c)	194	27,831

		152,683
Machinery — 0.2%
Cummins, Inc.	500	72,555
Trinity Industries, Inc.	2,500	120,950

		193,505
Media — 2.0%
CBS Corp., Class B	3,600	213,444
CBS Outdoor Americas, Inc.	1,534	52,724
Cengage Learning Acquisitions, Inc. (Thomson Learning) (c)	7,700	236,775
Comcast Corp., Class A	1,500	82,095
Comcast Corp., Special Class A	1,800	98,280
DIRECTV (c)	3,221	278,455
DISH Network Corp., Class A (c)	3,267	211,734
Liberty Global PLC, Series C (c)	3,500	146,755
LIN Media LLC, Class A (c)	1,068	24,906
Loral Space & Communications, Inc. (c)	965	72,298
Sky Deutschland AG (c)	13,254	117,214
Time Warner Cable, Inc.	1,862	275,446
Time Warner, Inc.	2,600	200,278

		2,010,404

See Notes to Financial Statements.

8	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Schedule of Investments (continued)
Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining — 0.2%
Barrick Gold Corp.	1,844	$33,911
Elgin Mining, Inc. (c)	57,292	22,131
Newmont Mining Corp.	4,136	112,044
Solitario Exploration & Royalty Corp. (c)	19,425	29,137
United States Steel Corp.	300	11,595

		208,818
Multiline Retail — 0.3%
Dollar General Corp. (c)	2,200	140,778
Family Dollar Stores, Inc.	1,345	107,371
Macy’s, Inc.	100	6,229

		254,378
Multi-Utilities — 0.7%
Dominion Resources, Inc.	4,700	330,034
Sempra Energy	3,100	328,507

		658,541
Oil, Gas & Consumable Fuels — 1.2%
Anadarko Petroleum Corp.	762	85,870
Antero Resources Corp. (c)	3,300	190,905
Apache Corp.	1,032	105,088
ConocoPhillips	1,800	146,196
Harvest Natural Resources, Inc. (c)	1,836	9,088
Hess Corp.	600	60,660
Kinder Morgan, Inc.	6,300	253,638
Marathon Petroleum Corp.	300	27,303
Murphy Oil Corp.	800	49,976
Penn West Petroleum Ltd.	5,463	42,447
Whiting Petroleum Corp. (c)	636	58,932
The Williams Cos., Inc.	2,700	160,488

		1,190,591
Pharmaceuticals — 1.1%
AbbVie, Inc.	900	49,752
Actavis PLC (c)	1,616	366,800
Allergan, Inc./United States	2,072	339,145
AstraZeneca PLC — ADR	3,112	236,543
Auxilium Pharmaceuticals, Inc. (c)	292	5,431
Chugai Pharmaceutical Co. Ltd.	1,346	42,603
Mallinckrodt PLC (c)	300	24,447
Valeant Pharmaceuticals International, Inc. (c)	390	45,747

		1,110,468
Professional Services — 0.0%
Manpowergroup, Inc.	600	46,548
Real Estate Investment Trusts (REITs) — 0.3%
American Realty Capital Healthcare Trust, Inc.	7,597	83,339
HealthLease Properties Real Estate Investment Trust	10,610	137,492
Newcastle Investment Corp.	4,227	57,276

		278,107
Real Estate Management & Development — 0.1%
Huntingdon Capital Corp.	4,606	55,706
Road & Rail — 0.0%
Norfolk Southern Corp.	100	10,700
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Corp., Class A	900	35,442
Freescale Semiconductor Ltd. (c)	2,600	54,730
Intel Corp.	1,500	52,380
International Rectifier Corp. (c)	867	34,160
Marvell Technology Group Ltd.	1,645	22,882
Micron Technology, Inc. (c)	300	9,780
NXP SemiConductor NV (c)	1,100	75,372
OmniVision Technologies, Inc. (c)	925	25,077

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Sigma Designs, Inc. (c)	5,893	$28,522

		338,345
Software — 0.9%
Compuware Corp.	6,800	63,580
MICROS Systems, Inc. (c)	8,348	567,414
Microsoft Corp.	1,400	63,602
Nuance Communications, Inc. (c)	5,956	101,312
ServiceNow, Inc. (c)	200	12,226
TIBCO Software, Inc. (c)	1,200	25,008
TiVo, Inc. (c)	6,492	91,472

		924,614
Specialty Retail — 0.5%
Advance Auto Parts, Inc.	1,000	136,420
Best Buy Co., Inc.	200	6,378
Foot Locker, Inc.	400	22,444
L Brands, Inc.	1,600	102,160
Lowe’s Cos., Inc.	1,700	89,267
New York & Co., Inc. (c)	2,788	9,479
PetSmart, Inc.	800	57,256
Pier 1 Imports, Inc.	3,300	52,008

		475,412
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc.	600	61,500
BlackBerry Ltd. (c)	1,816	18,487
Hewlett-Packard Co.	100	3,800
Nokia OYJ — ADR	16,735	140,072
Quantum Corp. (c)	8,579	10,724
Seagate Technology PLC	300	18,774
Western Digital Corp.	300	30,903

		284,260
Textiles, Apparel & Luxury Goods — 0.0%
Coach, Inc.	544	20,036
Thrifts & Mortgage Finance — 0.5%
Astoria Financial Corp.	6,243	81,596
Dime Community Bancshares, Inc.	2,855	44,081
Franklin Financial Corp. (c)	2,035	40,415
Hudson City Bancorp., Inc.	8,839	87,241
LSB Financial Corp.	603	24,210
New York Community Bancorp., Inc.	2,675	42,666
SP Bancorp., Inc. (c)	3,722	107,007
TF Financial Corp.	1,045	43,420

		470,636
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc. (c)	3,722	111,958
Total Common Stocks — 19.3%		19,436,193

Corporate Bonds	Par (000)
Banks — 0.5%
Co-Operative Bank PLC, 11.00%, 12/20/23	GBP 155	311,711
HSH Nordbank AG, 1.04%, 2/14/17 (a)	EUR 175	187,978

		499,689

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	9

Schedule of Investments (continued)
Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies — 0.6%
1st Credit Holdings Ltd., 11.00%, 6/10/20	GBP	100	$182,536
Harland Clarke Holdings Corp., 9.75%, 8/01/18 (b)	USD	400	434,500

			617,036
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 1/15/22	EUR	400	519,013
Diversified Financial Services — 0.8%
The Bank of New York Mellon Luxembourg SA, 4.45%, 12/30/99		600	370,008
EC Finance PLC, 5.13%, 7/15/21		300	400,940

			770,948
Diversified Telecommunication Services — 1.5%
Avaya, Inc.:
9.00%, 4/01/19 (b)	USD	550	570,625
10.50%, 3/01/21 (b)		420	385,350
Level 3 Financing, Inc., 6.13%, 1/15/21 (b)		550	580,250

			1,536,225
Electric Utilities — 0.6%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75%, 3/01/22 (b)(c)(d)		538	609,285
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance, Inc., 8.00%, 10/01/20 (b)		400	397,000
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.38%, 5/01/22 (b)		310	299,925

			696,925
Insurance — 0.1%
Corolla Trust, 0.00%, 8/28/39 (a)(b)		150	116,250
Internet & Catalog Retail — 0.6%
Netflix, Inc., 5.75%, 3/01/24 (b)		550	576,125
IT Services — 0.6%
APX Group, Inc., 6.38%, 12/01/19		550	558,250
Media — 0.9%
Clear Channel Communications, Inc., 9.00%, 3/01/21		550	570,625
Visant Corp., 10.00%, 10/01/17		370	343,175

			913,800
Metals & Mining — 0.2%
Walter Energy, Inc.:
9.50%, 10/15/19 (b)		50	49,875
8.50%, 4/15/21		270	129,600

			179,475
Specialty Retail — 0.3%
Toys ’R’ Us, Inc., 7.38%, 10/15/18		400	312,000
Wireless Telecommunication Services — 0.5%
NII Capital Corp.:
8.88%, 12/15/19 (c)(d)		30	8,700
7.63%, 4/01/21 (c)(d)		180	27,000
NII International Telecom SCA, 7.88%, 8/15/19 (b)(c)(d)		775	511,500

			547,200
Total Corporate Bonds — 8.4%			8,452,221

Floating Rate Loan Interests (a)	Par (000)		Value
Electric Utilities — 0.4%
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.65%, 10/10/17	USD	550	$425,304
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan,, 9.75%, 1/28/18		100	96,588
Total Floating Rate Loan Interests — 0.5%			521,892

Investment Companies		Shares
BlackRock Global Long/Short Credit Fund (e)		686,813	7,527,472
BlackRock Global Long/Short Equity Fund (e)		1,080,380	12,683,665
Prudential Global Short Duration High Yield Fund, Inc.		21,600	376,488
Putnam Municipal Opportunities Trust		24,900	292,326
Wells Fargo Advantage Income Opportunities Fund		40,300	377,208
Total Investment Companies — 21.1%			21,257,159

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 5.3%
Bear Stearns ALT-A Trust:
Series 2005-10, Class 11A1, 0.66%, 1/25/36 (a)	USD	2,204	1,722,544
Series 2006-4, Class 23A4, 2.50%, 8/25/36 (a)		2,409	1,444,151
CHL Mortgage Pass-Through Trust, Series 2007-4, Class 1A36, 0.46%, 5/25/37 (a)		2,113	1,540,555
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A4, 0.56%, 8/25/35 (a)		1,013	675,409
Total Non-Agency Mortgage-Backed Securities — 5.3%			5,382,659

Preferred Securities
Capital Trusts
Banks — 0.6%
BNP Paribas Fortis SA, 2.12% (a)(f)	EUR	250	255,400
HSH Nordbank AG, 2.59% (f)		625	305,938

			561,338
Diversified Financial Services — 0.7%
The Bank of New York Mellon Luxembourg SA, 4.79%, 12/15/50		400	367,908
Hypo Real Estate International Trust I, 5.68% (f)		300	334,271

			702,179

See Notes to Financial Statements.

10	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Schedule of Investments (continued)
Percentages shown are based on Net Assets)

Capital Trusts	Par (000)		Value
Insurance — 0.2%
Syncora Holdings Ltd., 6.88% (a)(f)	USD	500	$187,500
Total Capital Trusts — 1.5%			1,451,017

Preferred Stocks	Shares
Air Freight & Logistics — 0.2%
CEVA Holdings LLC, 0.01% (c)		31	37,975
CEVA Holdings LLC, 0.00% (c)		100	162,500

			200,475
Banks — 0.2%
HSBC USA, Inc., 3.50%		9,589	210,095
Total Preferred Stocks — 0.4%			410,570
Total Preferred Securities — 1.9%			1,861,587

Taxable Municipal Bonds — 0.3%	Par (000)
Puerto Rico Sales Tax Financing Corp. RB, 5.75%, 8/01/37	USD	400	330,004
Total Long-Term Investments (Cost — $64,318,121) — 64.2%			64,671,953

Short-Term Securities	Shares
Money Market Funds — 33.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(g)		33,857,047	33,857,047
Total Short-Term Securities (Cost — $33,857,047) — 33.6%			33,857,047

Options Purchased
(Cost — $144,056) — 0.1%			95,700
Total Investments Before Options Written and Investments Sold Short
(Cost — $98,319,224) — 97.9%			98,624,700

Options Written
(Premiums Received — $55,073) — (0.1)%			(70,227)

Investments Sold Short
Aerospace & Defense — (0.0)%
TransDigm Group, Inc.		200	(37,598)
Auto Components — (0.1)%
Johnson Controls, Inc.		2,600	(126,906)
Remy International, Inc.		190	(4,199)

			(131,105)
Automobiles — (0.1)%
Harley-Davidson, Inc.		1,000	(63,560)
Banks — (0.8)%
BankUnited, Inc.		537	(16,942)
FNB Corp.		12,170	(150,421)
M&T Bank Corp.		443	(54,768)

Investments Sold Short	Shares	Value
Banks (concluded)
National Penn Bancshares, Inc.	2,647	$(26,470)
Old National BanCorp.	1,367	(17,894)
Southside Bancshares, Inc.	2,107	(72,376)
Towne Bank	2,928	(42,925)
Trico Bancshares	2,872	(64,189)
Valley National Bancorp.	7,107	(71,070)
Wells Fargo & Co.	4,800	(246,912)

		(763,967)
Beverages — (0.0)%
Brown-Forman Corp., Class B	300	(27,798)
Monster Beverage Corp.	100	(8,841)

		(36,639)
Biotechnology — (0.0)%
QLT, Inc.	943	(5,177)
Building Products — (0.1)%
Fortune Brands Home & Security, Inc.	500	(21,605)
Masco Corp.	3,000	(70,410)

		(92,015)
Capital Markets — (0.6)%
The Goldman Sachs Group, Inc.	1,400	(250,754)
Morgan Stanley	5,600	(192,136)
Prospect Capital Corp.	4,369	(45,044)
TD Ameritrade Holding Corp.	2,100	(69,531)

		(557,465)
Chemicals — (0.3)%
The Dow Chemical Co.	3,600	(192,780)
FMC Corp.	500	(33,070)
Huntsman Corp.	1,700	(45,713)

		(271,563)
Commercial Services & Supplies — (0.1)%
Stericycle, Inc.	600	(71,310)
Communications Equipment — (0.1)%
Motorola Solutions, Inc.	600	(35,640)
QUALCOMM, Inc.	531	(40,409)

		(76,049)
Construction & Engineering — (0.2)%
AECOM Technology Corp.	222	(8,401)
Fluor Corp.	1,400	(103,446)
Jacobs Engineering Group, Inc.	2,200	(118,602)

		(230,449)
Construction Materials — (0.0)%
Vulcan Materials Co.	300	(19,014)
Consumer Finance — (0.0)%
Springleaf Holdings, Inc.	351	(11,681)
Diversified Financial Services — (0.3)%
CME Group, Inc.	233	(17,836)
Intercontinental Exchange, Inc.	152	(28,728)
Moody’s Corp.	600	(56,142)
The NASDAQ OMX Group, Inc.	4,200	(182,574)

		(285,280)
Diversified Telecommunication Services — (0.2)%
AT&T, Inc.	2,873	(100,440)
BCE, Inc.	1,373	(61,812)
Consolidated Communications Holdings, Inc.	107	(2,609)
Level 3 Communications, Inc.	1,591	(71,531)

		(236,392)

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	11

Schedule of Investments (continued)
Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Electric Utilities — (0.4)%
The Southern Co.	5,600	$(248,640)
Xcel Energy, Inc.	4,200	(134,610)

		(383,250)
Electrical Equipment — (0.2)%
Emerson Electric Co.	1,900	(121,638)
Rockwell Automation, Inc.	400	(46,644)

		(168,282)
Electronic Equipment, Instruments & Components — (0.0)%
Trimble Navigation Ltd.	400	(13,304)
Food & Staples Retailing — (0.0)%
Whole Foods Market, Inc.	300	(11,742)
Food Products — (0.2)%
The JM Smucker Co.	800	(82,080)
McCormick & Co, Inc. — Non Voting Shares	700	(48,783)
Mead Johnson Nutrition Co.	300	(28,680)
Pilgrim’s Pride Corp.	1,500	(44,805)

		(204,348)
Health Care Equipment & Supplies — (0.1)%
Covidien PLC	1,029	(89,348)
Hologic, Inc.	800	(19,896)
Varian Medical Systems, Inc.	400	(34,008)
Zimmer Holdings, Inc.	44	(4,370)

		(147,622)
Health Care Providers & Services — (0.0)%
Brookdale Senior Living, Inc.	1,000	(34,950)
Health Care Technology — (0.0)%
athenahealth, Inc.	69	(9,966)
Hotels, Restaurants & Leisure — (0.3)%
Burger King Worldwide, Inc.	1,143	(36,622)
Hilton Worldwide Holdings, Inc.	3,000	(75,960)
Las Vegas Sands Corp.	1,200	(79,812)
Wynn Resorts Ltd.	400	(77,152)

		(269,546)
Household Durables — (0.0)%
Panasonic Corp.	1,099	(13,436)
Toll Brothers, Inc.	700	(24,913)

		(38,349)
Household Products — (0.4)%
Church & Dwight Co., Inc.	800	(54,592)
The Clorox Co.	700	(62,020)
Colgate-Palmolive Co.	1,600	(103,568)
The Procter & Gamble Co.	1,600	(132,976)

		(353,156)
Independent Power and Renewable Electricity Producers — (0.2)%
Calpine Corp.	7,400	(175,898)
Industrial Conglomerates — (0.1)%
Danaher Corp.	800	(61,288)
Roper Industries, Inc.	400	(60,224)

		(121,512)
Insurance — (0.2)%
Aon PLC	500	(43,580)
The Travelers Cos., Inc.	1,200	(113,652)
Willis Group Holdings PLC	1,200	(50,364)

		(207,596)

Investments Sold Short	Shares	Value
Internet & Catalog Retail — (0.1)%
Amazon.com, Inc.	300	$(101,712)
TripAdvisor, Inc.	100	(9,909)

		(111,621)
Internet Software & Services — (0.0)%
Trulia, Inc.	436	(26,871)
Investment Companies — (1.7)%
Consumer Discretionary Select Sector SPDR Fund	1,000	(68,820)
Consumer Staples Select Sector SPDR Fund	4,000	(180,520)
Energy Select Sector SPDR Fund	1,728	(170,623)
Financial Select Sector SPDR Fund	4,200	(98,112)
Health Care Select Sector SPDR Fund	1,000	(63,860)
Industrial Select Sector SPDR Fund	1,900	(102,638)
iShares MSCI Hong Kong ETF	490	(10,702)
iShares MSCI Italy Capped ETF	1,402	(22,390)
iShares MSCI United Kingdom ETF	855	(17,562)
iShares Russell 2000 ETF	556	(64,807)
Market Vectors Gold Miners ETF	2,274	(60,693)
Market Vectors Pharmaceutical ETF	27	(1,679)
Market Vectors Semiconductor ETF	432	(22,326)
Materials Select Sector SPDR Fund	1,400	(70,742)
Powershares QQQ Trust Series 1	878	(87,607)
SPDR S&P 500 ETF Trust	1,069	(214,559)
SPDR S&P Oil & Gas Exploration & Production ETF	1,125	(88,931)
SPDR S&P Regional Banking ETF	2,749	(107,074)
SPDR S&P Retail ETF	172	(15,279)
Technology Select Sector SPDR Fund	700	(28,196)
Utilities Select Sector SPDR Fund	3,300	(142,824)
Vanguard REIT ETF	94	(7,255)
WisdomTree Japan Hedged Equity ETF	2,000	(99,760)

		(1,746,959)
IT Services — (0.1)%
FleetCor Technologies, Inc.	28	(4,023)
Visa, Inc., Class A	500	(106,260)

		(110,283)
Machinery — (0.5)%
Colfax Corp.	300	(19,083)
Dover Corp.	2,100	(184,527)
Joy Global, Inc.	300	(18,945)
PACCAR, Inc.	2,500	(157,025)
Pentair PLC	300	(20,421)
Stanley Black & Decker, Inc.	1,100	(100,650)

		(500,651)
Media — (1.1)%
Charter Communications, Inc., Class A	500	(78,435)
Comcast Corp., Class A	5,352	(292,915)
Liberty Global PLC, Series A	1,411	(61,618)
Liberty Global PLC, Series C	3,470	(145,497)
Liberty Media Corp., Class A	900	(44,307)
News Corp., Class A	4,900	(86,363)
Scripps Networks Interactive, Inc., Class A	1,300	(103,623)
Sirius XM Holdings, Inc.	7,700	(27,951)
Twenty-First Century Fox, Inc., Class A	1,100	(38,962)
The Walt Disney Co.	2,600	(233,688)

		(1,113,359)
Metals & Mining — (0.2)%
B2Gold Corp.	15,995	(41,190)
Mandalay Resources Corp.	14,000	(14,679)

See Notes to Financial Statements.

12	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Schedule of Investments (continued)
Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Metals & Mining (concluded)
Rio Tinto PLC — ADR	1,800	$(96,732)

		(152,601)
Multi-Utilities — (0.3)%
NiSource, Inc.	1,800	(71,406)
Wisconsin Energy Corp.	4,800	(217,584)

		(288,990)
Oil, Gas & Consumable Fuels — (0.7)%
Cheniere Energy, Inc.	200	(16,052)
Cobalt International Energy, Inc.	600	(9,210)
CONSOL Energy, Inc.	400	(16,112)
EQT Corp.	1,400	(138,684)
Exxon Mobil Corp.	185	(18,400)
Golar LNG Ltd.	100	(6,300)
Kodiak Oil & Gas Corp.	1,897	(30,864)
ONEOK, Inc.	400	(28,080)
Range Resources Corp.	1,600	(125,744)
Southwestern Energy Co.	2,900	(119,422)
Spectra Energy Corp.	4,200	(174,972)

		(683,840)
Personal Products — (0.0)%
The Estee Lauder Cos., Inc., Class A	500	(38,415)
Pharmaceuticals — (0.1)%
AbbVie, Inc.	1,351	(74,683)
Johnson & Johnson	43	(4,460)
Salix Pharmaceuticals Ltd.	100	(15,911)

		(95,054)
Professional Services — (0.1)%
Equifax, Inc.	100	(7,876)
IHS, Inc., Class A	300	(42,741)

		(50,617)
Real Estate Investment Trusts (REITs) — (0.1)%
American Capital Agency Corp.	823	(19,464)
Ventas, Inc.	1,154	(75,910)

		(95,374)
Real Estate Management & Development — (0.1)%
CBRE Group, Inc., Class A (c)	1,700	(54,026)
Jones Lang LaSalle, Inc.	200	(26,722)

		(80,748)
Semiconductors & Semiconductor Equipment — (0.3)%
Analog Devices, Inc.	1,400	(71,568)
ARM Holdings PLC — ADR	300	(14,559)
Avago Technologies Ltd.	1,100	(90,299)

Investments Sold Short	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Cree, Inc.	200	$(9,112)
Intel Corp.	347	(12,117)
Linear Technology Corp.	1,500	(67,665)

		(265,320)
Software — (0.1)%
Concur Technologies, Inc.	200	(20,076)
NetSuite, Inc.	200	(17,528)
Nuance Communications, Inc.	800	(13,608)
Workday, Inc., Class A	800	(72,856)

		(124,068)
Specialty Retail — (0.6)%
Bed Bath & Beyond, Inc.	1,900	(122,094)
Conn’s, Inc.	400	(17,932)
O’Reilly Automotive, Inc.	700	(109,186)
Ross Stores, Inc.	2,400	(181,008)
Tractor Supply Co.	500	(33,475)
Urban Outfitters, Inc.	2,400	(95,496)

		(559,191)
Technology Hardware, Storage & Peripherals — (0.0)%
Stratasys Ltd.	100	(11,996)
Textiles, Apparel & Luxury Goods — (0.1)%
PVH Corp.	800	(93,392)
Under Armour, Inc., Class A	800	(54,688)

		(148,080)
Thrifts & Mortgage Finance — (0.0)%
BofI Holding, Inc.	206	(15,860)
Trading Companies & Distributors — (0.4)%
Fastenal Co.	1,800	(81,504)
MSC Industrial Direct Co., Inc., Class A	1,900	(171,266)
United Rentals, Inc.	800	(94,120)
WW Grainger, Inc.	200	(49,240)

		(396,130)
Wireless Telecommunication Services — (0.0)%
SBA Communications Corp., Class A	400	(44,116)
Total Investments Sold Short (Proceeds — $11,508,625) — (11.6)%		(11,688,929)
Total Investments Net of Options Written and Investments Sold Short — 86.2%		86,865,544
Other Assets Less Liabilities — 13.8%		13,886,201

Net Assets — 100.0%		$100,751,745

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	13

Schedule of Investments (continued)

(e)	Investments in issuers considered to be an affiliate of the Fund during the period ended August 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at August 31, 2014	Value at August 31, 2014	Income	Realized Loss
BlackRock Global Long/Short Credit Fund	686,813		—	686,813	$7,527,472	—	—
BlackRock Global Long/Short Equity Fund	1,080,380		—	1,080,380	$12,683,665	—	—
BlackRock Liquidity Funds, TempFund, Institutional Class	33,857,047	*	—	33,857,047	$33,857,047	$872	—
iShares Russell 2000 ETF	1,000		(1,000)	—	—	—	$(580)
*Represents net shares purchased.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(15)	ASX SPI 200 Index Futures	Sydney	September 2014	USD	1,966,551	$(69,275)
6	Australian Government Bonds (3 Year)	Sydney	September 2014	USD	618,485	(1,028)
8	Australian Government Bonds (10 Year)	Sydney	September 2014	USD	924,827	3,413
(4)	CAC 40 10 Euro Futures	Paris	September 2014	USD	230,205	(6,349)
3	DAX Index Futures	Eurex	September 2014	USD	930,331	15,531
(1)	E-Mini Dow Futures	Chicago Board of Trade	September 2014	USD	85,425	(3,753)
6	E-Mini Nasdaq 100 Futures	Chicago Mercantile	September 2014	USD	489,840	27,112
(2)	E-Mini Russell 2000 Futures	Intercontinental Exchange	September 2014	USD	234,680	(1,713)
3	E-Mini S&P 500 Futures	Chicago Mercantile	September 2014	USD	300,225	7,290
10	Euro STOXX 50 Index	Eurex	September 2014	USD	415,867	21,605
7	Euro-Bobl	Eurex	September 2014	USD	1,188,618	3,657
10	Euro-Bund	Eurex	September 2014	USD	1,991,170	2,211
(7)	Euro-Schatz	Eurex	September 2014	USD	1,019,013	(160)
(5)	FTSE 100 Index Futures	NYSE Liffe	September 2014	USD	564,571	(10,232)
1	FTSE/MIB Index Futures	Borsa Italiana	September 2014	USD	134,267	6,922
1	Hang Seng Index Futures	Hong Kong	September 2014	USD	159,244	158
9	Japanese Government Bonds (10 Year)	Osaka	September 2014	USD	12,649,046	13,818
3	Nikkei 225 Index	Osaka	September 2014	USD	444,615	(888)
51	OMXS30 Index	Stockholm	September 2014	USD	1,012,083	20,153
5	S&P/Toronto Stock Exchange 60 Index	Montreal	September 2014	USD	825,255	24,258
(3)	SGX MSCI Singapore Index	Singapore	September 2014	USD	181,290	1,082
8	TOPIX Index Futures	Osaka	September 2014	USD	981,114	(1,801)
(1)	U.S. Fed Fund Futures	Chicago Board of Trade	October 2014	USD	416,325	(22)
4	3-month Canadian Bankers Acceptance	Montreal	December 2014	USD	907,845	(298)
(25)	Canadian Government Bonds (10 Year)	Montreal	December 2014	USD	3,157,592	(25,315)
5	Gilt British	NYSE Liffe	December 2014	USD	942,460	9,556
(1)	Three Month Euroyen Futures	Tokyo	December 2014	USD	239,800	(22)
5	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2014	USD	700,469	4,681
59	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	7,421,094	18,931
12	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2014	USD	2,628,562	2,415
18	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	USD	2,139,047	6,306
(20)	3-month EURIBOR	NYSE Liffe	June 2015	USD	6,561,901	(3,357)
(54)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	13,427,100	1,202
(20)	Three Month Sterling	NYSE Liffe	June 2015	USD	4,106,141	(5,148)
Total						$60,940

See Notes to Financial Statements.

14	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Schedule of Investments (continued)

•	Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	227	USD	212	JPMorgan Chase Bank N.A.	9/17/14	—
AUD	2,298,981	USD	2,126,548	JPMorgan Chase Bank N.A.	9/17/14	$17,750
CAD	1,235	USD	1,126	JPMorgan Chase Bank N.A.	9/17/14	9
CAD	1,384	USD	1,270	JPMorgan Chase Bank N.A.	9/17/14	3
CAD	27,570	USD	25,289	JPMorgan Chase Bank N.A.	9/17/14	56
CAD	71,983	USD	65,981	JPMorgan Chase Bank N.A.	9/17/14	194
CAD	93,591	USD	85,620	JPMorgan Chase Bank N.A.	9/17/14	419
CAD	265,225	USD	241,862	JPMorgan Chase Bank N.A.	9/17/14	1,961
CAD	697,327	USD	636,317	JPMorgan Chase Bank N.A.	9/17/14	4,741
CAD	1,000,000	USD	910,122	JPMorgan Chase Bank N.A.	9/17/14	9,186
CAD	1,000,000	USD	910,155	JPMorgan Chase Bank N.A.	9/17/14	9,153
CAD	1,258,490	USD	1,145,525	JPMorgan Chase Bank N.A.	9/17/14	11,414
EUR	1,324	USD	1,748	JPMorgan Chase Bank N.A.	9/17/14	(8)
EUR	16,475	USD	22,076	JPMorgan Chase Bank N.A.	9/17/14	(426)
EUR	117,570	USD	155,201	JPMorgan Chase Bank N.A.	9/17/14	(703)
EUR	382,874	USD	512,504	JPMorgan Chase Bank N.A.	9/17/14	(9,372)
EUR	987,324	USD	1,324,397	JPMorgan Chase Bank N.A.	9/17/14	(26,961)
EUR	987,324	USD	1,324,456	JPMorgan Chase Bank N.A.	9/17/14	(27,020)
EUR	1,000,000	USD	1,341,100	JPMorgan Chase Bank N.A.	9/17/14	(27,007)
EUR	1,000,000	USD	1,341,110	JPMorgan Chase Bank N.A.	9/17/14	(27,017)
EUR	1,000,000	USD	1,341,180	JPMorgan Chase Bank N.A.	9/17/14	(27,087)
GBP	3,601	USD	5,971	JPMorgan Chase Bank N.A.	9/17/14	6
GBP	4,038	USD	6,740	JPMorgan Chase Bank N.A.	9/17/14	(37)
GBP	8,586	USD	14,238	JPMorgan Chase Bank N.A.	9/17/14	14
GBP	10,835	USD	18,187	JPMorgan Chase Bank N.A.	9/17/14	(202)
GBP	38,567	USD	64,371	JPMorgan Chase Bank N.A.	9/17/14	(354)
GBP	256,899	USD	427,097	JPMorgan Chase Bank N.A.	9/17/14	(670)
GBP	433,003	USD	717,894	JPMorgan Chase Bank N.A.	9/17/14	849
GBP	643,860	USD	1,071,688	JPMorgan Chase Bank N.A.	9/17/14	(2,944)
JPY	868,190	USD	8,486	JPMorgan Chase Bank N.A.	9/17/14	(140)
JPY	1,008,683	USD	9,709	JPMorgan Chase Bank N.A.	9/17/14	(13)
JPY	3,206,336	USD	31,339	JPMorgan Chase Bank N.A.	9/17/14	(518)
JPY	5,216,829	USD	50,213	JPMorgan Chase Bank N.A.	9/17/14	(66)
JPY	37,421,321	USD	360,044	JPMorgan Chase Bank N.A.	9/17/14	(327)
JPY	88,231,806	USD	859,666	JPMorgan Chase Bank N.A.	9/17/14	(11,526)
JPY	192,934,956	USD	1,889,717	JPMorgan Chase Bank N.A.	9/17/14	(35,102)
NOK	1,433	USD	232	JPMorgan Chase Bank N.A.	9/17/14	(1)
NOK	2,532	USD	409	JPMorgan Chase Bank N.A.	9/17/14	(1)
NOK	417,554	USD	67,606	JPMorgan Chase Bank N.A.	9/17/14	(280)
NOK	5,143,025	USD	824,469	JPMorgan Chase Bank N.A.	9/17/14	4,778
NOK	5,143,025	USD	824,612	JPMorgan Chase Bank N.A.	9/17/14	4,635
NZD	394	USD	330	JPMorgan Chase Bank N.A.	9/17/14	(1)
NZD	850,681	USD	718,007	JPMorgan Chase Bank N.A.	9/17/14	(7,756)
NZD	850,681	USD	718,033	JPMorgan Chase Bank N.A.	9/17/14	(7,782)
SEK	8,589	USD	1,238	JPMorgan Chase Bank N.A.	9/17/14	(9)
SEK	563,564	USD	81,233	JPMorgan Chase Bank N.A.	9/17/14	(604)
USD	17,262	AUD	18,534	JPMorgan Chase Bank N.A.	9/17/14	(25)
USD	21,002	AUD	22,571	JPMorgan Chase Bank N.A.	9/17/14	(51)
USD	76,925	AUD	82,722	JPMorgan Chase Bank N.A.	9/17/14	(232)

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	15

Schedule of Investments (continued)

   Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	267,057	AUD	288,714	JPMorgan Chase Bank N.A.	9/17/14	$(2,231)
USD	267,061	AUD	288,715	JPMorgan Chase Bank N.A.	9/17/14	(2,228)
USD	304,692	AUD	329,401	JPMorgan Chase Bank N.A.	9/17/14	(2,546)
USD	304,694	AUD	329,400	JPMorgan Chase Bank N.A.	9/17/14	(2,542)
USD	14	CAD	15	JPMorgan Chase Bank N.A.	9/17/14	—
USD	13,777	CAD	15,124	JPMorgan Chase Bank N.A.	9/17/14	(127)
USD	33,760	CAD	36,863	JPMorgan Chase Bank N.A.	9/17/14	(129)
USD	43,590	CAD	47,734	JPMorgan Chase Bank N.A.	9/17/14	(292)
USD	70,707	CAD	76,703	JPMorgan Chase Bank N.A.	9/17/14	193
USD	158,327	CAD	173,508	JPMorgan Chase Bank N.A.	9/17/14	(1,180)
USD	21	EUR	16	JPMorgan Chase Bank N.A.	9/17/14	—
USD	18,510	EUR	14,025	JPMorgan Chase Bank N.A.	9/17/14	80
USD	27,436	EUR	20,560	JPMorgan Chase Bank N.A.	9/17/14	418
USD	65,557	EUR	48,923	JPMorgan Chase Bank N.A.	9/17/14	1,267
USD	303,072	EUR	228,380	JPMorgan Chase Bank N.A.	9/17/14	2,959
USD	453,394	EUR	344,023	JPMorgan Chase Bank N.A.	9/17/14	1,315
USD	639,392	EUR	484,933	JPMorgan Chase Bank N.A.	9/17/14	2,144
USD	948,905	EUR	718,984	JPMorgan Chase Bank N.A.	9/17/14	4,093
USD	1,426,080	EUR	1,068,692	JPMorgan Chase Bank N.A.	9/17/14	21,719
USD	1,729,161	EUR	1,301,026	JPMorgan Chase Bank N.A.	9/17/14	19,492
USD	2,118,797	EUR	1,581,899	JPMorgan Chase Bank N.A.	9/17/14	40,034
USD	73	GBP	44	JPMorgan Chase Bank N.A.	9/17/14	—
USD	174	GBP	105	JPMorgan Chase Bank N.A.	9/17/14	—
USD	145,272	GBP	86,923	JPMorgan Chase Bank N.A.	9/17/14	989
USD	159,375	GBP	95,046	JPMorgan Chase Bank N.A.	9/17/14	1,608
USD	159,380	GBP	95,047	JPMorgan Chase Bank N.A.	9/17/14	1,611
USD	828,261	GBP	493,931	JPMorgan Chase Bank N.A.	9/17/14	8,385
USD	1,044,582	GBP	622,954	JPMorgan Chase Bank N.A.	9/17/14	10,539
USD	1,044,600	GBP	622,954	JPMorgan Chase Bank N.A.	9/17/14	10,558
USD	119	JPY	12,337	JPMorgan Chase Bank N.A.	9/17/14	—
USD	615	JPY	63,805	JPMorgan Chase Bank N.A.	9/17/14	2
USD	20,262	JPY	2,071,793	JPMorgan Chase Bank N.A.	9/17/14	347
USD	99,539	JPY	10,139,888	JPMorgan Chase Bank N.A.	9/17/14	2,068
USD	99,542	JPY	10,139,888	JPMorgan Chase Bank N.A.	9/17/14	2,071
USD	107,092	JPY	11,107,401	JPMorgan Chase Bank N.A.	9/17/14	320
USD	181,897	JPY	18,526,521	JPMorgan Chase Bank N.A.	9/17/14	3,808
USD	287,054	JPY	29,778,489	JPMorgan Chase Bank N.A.	9/17/14	804
USD	434,498	JPY	44,545,686	JPMorgan Chase Bank N.A.	9/17/14	6,296
USD	882,116	JPY	89,860,112	JPMorgan Chase Bank N.A.	9/17/14	18,323
USD	882,142	JPY	89,860,112	JPMorgan Chase Bank N.A.	9/17/14	18,350
USD	1,323,741	JPY	136,644,197	JPMorgan Chase Bank N.A.	9/17/14	10,229
USD	1,611,978	JPY	164,182,777	JPMorgan Chase Bank N.A.	9/17/14	33,748
USD	35,545	NOK	218,460	JPMorgan Chase Bank N.A.	9/17/14	321
USD	26,848	NZD	32,234	JPMorgan Chase Bank N.A.	9/17/14	(65)
USD	30,663	NZD	36,134	JPMorgan Chase Bank N.A.	9/17/14	494
USD	15	SEK	105	JPMorgan Chase Bank N.A.	9/17/14	—
USD	987	SEK	6,892	JPMorgan Chase Bank N.A.	9/17/14	1
USD	16,442	SEK	113,341	JPMorgan Chase Bank N.A.	9/17/14	227

See Notes to Financial Statements.

16	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,445	SEK	113,341	JPMorgan Chase Bank N.A.	9/17/14	$230
USD	32,893	SEK	226,686	JPMorgan Chase Bank N.A.	9/17/14	461
USD	104,866	SEK	723,302	JPMorgan Chase Bank N.A.	9/17/14	1,384
USD	213,323	SEK	1,461,264	JPMorgan Chase Bank N.A.	9/17/14	4,262
USD	353,697	SEK	2,420,592	JPMorgan Chase Bank N.A.	9/17/14	7,386
USD	411,111	SEK	2,824,336	JPMorgan Chase Bank N.A.	9/17/14	7,036
USD	786,101	SEK	5,418,785	JPMorgan Chase Bank N.A.	9/17/14	10,841
USD	786,242	SEK	5,418,785	JPMorgan Chase Bank N.A.	9/17/14	10,982
USD	1,572,549	SEK	10,837,568	JPMorgan Chase Bank N.A.	9/17/14	22,029
USD	599,773	EUR	448,630	Bank of America N.A.	9/26/14	10,202
USD	187,036	EUR	141,846	Goldman Sachs International	9/26/14	628
USD	342,944	EUR	256,500	Goldman Sachs International	9/26/14	5,862
USD	381,032	EUR	285,000	Goldman Sachs International	9/26/14	6,497
USD	690,944	GBP	410,470	Bank of America N.A.	9/26/14	9,650
USD	316,130	GBP	189,509	Goldman Sachs International	9/26/14	1,586
USD	319,250	SEK	2,189,092	Goldman Sachs International	9/26/14	6,067
Total						$169,502

•	Exchange-traded options purchased as of August 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Conn’s, Inc.	Call	USD	45.00	9/20/14	2	$610
S&P 500 Index	Call	USD	1,995.00	9/20/14	3	6,030
S&P 500 Index	Call	USD	1,950.00	9/20/14	1	5,540
Conn’s, Inc.	Call	USD	50.00	10/18/14	2	355
Nuance Communications, Inc.	Call	USD	24.00	10/18/14	22	110
Nuance Communications, Inc.	Call	USD	23.00	10/18/14	18	90
BGC Partners, Inc.	Call	USD	10.00	11/22/14	30	300
Smith & Nephew PLC	Call	USD	100.00	12/20/14	1	160
SPDR S&P 500 ETF Trust	Call	USD	195.00	12/20/14	2	1,706
Dollar Tree, Inc.	Call	USD	70.00	1/17/15	2	10
iShares Russell 2000 ETF	Put	USD	112.00	9/20/14	15	690
iShares Russell 2000 ETF	Put	USD	114.00	9/20/14	5	395
Penn West Petroleum Ltd.	Put	USD	7.00	9/20/14	47	235
QUALCOMM, Inc.	Put	USD	75.00	9/20/14	3	150
Russell 2000 Index	Put	USD	1,150.00	9/20/14	3	2,505
S&P 500 Index	Put	USD	1,940.00	9/20/14	1	480
SPDR S&P 500 ETF Trust	Put	USD	198.00	9/20/14	5	625
SPDR S&P 500 ETF Trust	Put	USD	197.00	9/20/14	5	500
SPDR S&P 500 ETF Trust	Put	USD	193.00	9/20/14	4	182
TIBCO Software, Inc.	Put	USD	18.00	9/20/14	10	200
Vail Resorts, Inc.	Put	USD	80.00	9/20/14	4	700
AstraZeneca PLC	Put	USD	70.00	10/18/14	23	3,047
AstraZeneca PLC	Put	USD	67.50	10/18/14	12	1,080
Intel Corp.	Put	USD	30.00	10/18/14	17	187
Nuance Communications, Inc.	Put	USD	16.00	10/18/14	34	1,105
Nuance Communications, Inc.	Put	USD	17.00	10/18/14	14	980
Penn West Petroleum Ltd.	Put	USD	7.00	10/18/14	3	60
R.R. Donnelley & Sons Co.	Put	USD	17.00	10/18/14	6	210
Russell 2000 Index	Put	USD	1,170.00	10/18/14	1	2,625
Russell 2000 Index	Put	USD	1,160.00	10/18/14	1	2,245
Russell 2000 Index	Put	USD	1,150.00	10/18/14	1	1,925

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	17

Schedule of Investments (continued)

   Exchange-traded options purchased as of August 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
S&P 500 Index	Put	USD	2,000.00	10/18/14	1	$3,240
S&P 500 Index	Put	USD	1,950.00	10/18/14	1	1,775
S&P 500 Index	Put	USD	1,870.00	10/18/14	1	715
Smith & Nephew PLC	Put	USD	95.00	10/18/14	5	5,800
SPDR S&P 500 ETF Trust	Put	USD	195.00	10/18/14	9	1,665
SPDR S&P 500 ETF Trust	Put	USD	199.00	10/18/14	6	1,767
SPDR S&P 500 ETF Trust	Put	USD	197.00	10/18/14	4	932
WisdomTree Japan Hedged Equity ETF	Put	USD	50.00	10/18/14	8	888
Compuware Corp.	Put	USD	9.00	11/22/14	68	2,720
SPDR S&P 500 ETF Trust	Put	USD	195.00	11/22/14	9	2,727
Actavis PLC	Put	USD	215.00	12/20/14	6	5,880
Actavis PLC	Put	USD	235.00	12/20/14	4	7,960
iShares Russell 2000 ETF	Put	USD	115.00	12/20/14	5	2,005
SPDR S&P 500 ETF Trust	Put	USD	195.00	12/20/14	2	844
B/E Aerospace, Inc.	Put	USD	95.00	1/17/15	3	3,465
International Game Technology	Put	USD	16.00	1/17/15	4	260
M&T Bank Corp.	Put	USD	130.00	1/17/15	3	2,685
T-Mobile US, Inc.	Put	USD	32.00	1/17/15	19	7,505
Globalstar, Inc.	Put	USD	3.00	4/17/15	87	7,830
Total						$95,700

•	Exchange-traded options written as of August 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Actavis PLC	Call	USD	200.00	9/20/14	1	$(2,735)
Allergan, Inc.	Call	USD	155.00	9/20/14	3	(3,360)
Anadarko Petroleum Corp.	Call	USD	105.00	9/20/14	2	(1,630)
Axiall Corp.	Call	USD	40.00	9/20/14	5	(1,100)
CBS Outdoor Americas, Inc.	Call	USD	32.00	9/20/14	4	(920)
Coach, Inc.	Call	USD	36.50	9/20/14	2	(150)
Coach, Inc.	Call	USD	37.00	9/20/14	3	(150)
ConAgra Foods, Inc.	Call	USD	32.00	9/20/14	6	(420)
Darden Restaurants, Inc.	Call	USD	47.00	9/20/14	9	(1,215)
Dollar General Corp.	Call	USD	61.00	9/20/14	1	(370)
Dollar General Corp.	Call	USD	60.00	9/20/14	9	(3,870)
Mead Johnson Nutrition Co.	Call	USD	95.00	9/20/14	1	(195)
Mead Johnson Nutrition Co.	Call	USD	90.00	9/20/14	1	(655)
Nokia Oyj	Call	USD	8.00	9/20/14	11	(501)
Pier 1 Imports, Inc.	Call	USD	16.00	9/20/14	14	(630)
R.R. Donnelley & Sons Co.	Call	USD	17.00	9/20/14	34	(2,550)
S&P 500 Index	Call	USD	1,930.00	9/20/14	1	(7,360)
S&P 500 Index	Call	USD	1,990.00	9/20/14	3	(7,005)
Shutterfly, Inc.	Call	USD	47.50	9/20/14	4	(1,760)
Shutterfly, Inc.	Call	USD	50.00	9/20/14	7	(1,732)
TIBCO Software, Inc.	Call	USD	22.00	9/20/14	3	(105)
TIBCO Software, Inc.	Call	USD	20.00	9/20/14	9	(1,215)
TiVo, Inc.	Call	USD	14.00	9/20/14	18	(684)
Valeant Pharmaceuticals International, Inc.	Call	USD	115.00	9/20/14	1	(510)
Valeant Pharmaceuticals International, Inc.	Call	USD	110.00	9/20/14	2	(1,560)
Allergan, Inc.	Call	USD	160.00	10/18/14	5	(4,700)
Allergan, Inc.	Call	USD	155.00	10/18/14	5	(6,650)
Dollar General Corp.	Call	USD	62.50	10/18/14	2	(630)
Dollar General Corp.	Call	USD	60.00	10/18/14	3	(1,560)
Pier 1 Imports, Inc.	Call	USD	16.00	10/18/14	19	(1,425)
TRW Automotive Holdings Corp.	Call	USD	100.00	10/18/14	8	(2,020)

See Notes to Financial Statements.

18	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Schedule of Investments (continued)

Exchange-traded options written as of August 31, 2014 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
RealD, Inc.	Call	USD	10.00	11/22/14	54	$(2,835)
International Game Technology	Call	USD	18.00	1/17/15	4	(140)
Compuware Corp.	Call	USD	11.00	2/20/15	68	(1,360)
Globalstar, Inc.	Call	USD	6.00	4/17/15	87	(6,525)
Total						$(70,227)

•	Centrally cleared credit default swaps – buy protection outstanding as of August 31, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 22 Version 1	1.00%	InterContinental Exchange	6/20/19	USD	1,300	$(9,211)

•	OTC credit default swaps — buy protection outstanding as of August 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Toys ’R’ Us, Inc.	5.00%	Deutsche Bank AG	9/20/17	USD	125	$24,021	$31,259	$(7,238)
Toys ’R’ Us, Inc.	5.00%	JPMorgan Chase Bank N.A.	9/20/17	USD	170	31,856	43,500	(11,644)
Toys ’R’ Us, Inc.	5.00%	JPMorgan Chase Bank N.A.	9/20/17	USD	105	19,699	24,304	(4,605)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	215	15,566	23,897	(8,331)
Anglo American Capital PLC	1.00%	Bank of America N.A.	9/20/19	EUR	400	1,975	9,574	(7,599)
Glencore Finance Canada Ltd.	1.00%	Bank of America N.A.	9/20/19	EUR	400	1,981	12,881	(10,900)
Telefonica SA	1.00%	Barclays Bank PLC	9/20/19	EUR	400	(3,416)	263	(3,679)
Portugal Telecom International Finance BV	5.00%	JPMorgan Chase Bank N.A.	9/20/19	EUR	400	(56,081)	(45,841)	(10,240)
Frontier Communications Corp.	5.00%	Bank of America N.A.	9/20/19	USD	550	(67,901)	(60,174)	(7,727)
Freescale Semiconductor Ltd.	5.00%	Barclays Bank PLC	9/20/19	USD	275	(30,406)	(24,803)	(5,603)
Clear Channel Communications, Inc.	5.00%	Deutsche Bank AG	9/20/19	USD	275	60,619	70,204	(9,585)
MGM Mirage, Inc.	5.00%	Morgan Stanley & Co. International PLC	9/20/19	USD	400	(51,897)	(42,834)	(9,063)
Windstream Corp.	5.00%	Morgan Stanley & Co. International PLC	9/20/19	USD	550	(71,140)	(60,196)	(10,944)
Total						$(125,124)	$(17,966)	$(107,158)

•	OTC credit default swaps — sold protection outstanding as of August 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	9/20/15	B	USD	195	$(108)	$(4,192)	$4,084
Realogy Group LLC	5.00%	Bank of America N.A.	9/20/19	BB-	USD	400	47,152	35,070	12,082
Total							$47,044	$30,878	$16,166

[1]	Using Standard & Poor’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC total return swaps outstanding as of August 31, 2014 were as follows:

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
iBoxx $ Liquid High Yield Index	3-month LIBOR	[3]	JPMorgan Chase Bank N.A.	12/22/14	USD	1,300	$(20,643)	—	$(20,643)

[3]	Fund pays the total return of the reference entity and receives the floating amount.

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	19

Schedule of Investments (continued)

•	OTC total return basket swaps outstanding as of August 31, 2014 were as follows:[1]

Reference Entity	Counterparty	Expiration Dates	Net Notional Amount	Unrealized Appreciation		Net Value of Reference Entities
Equity Securities Long/Short	JPMorgan Chase Bank N.A.	8/12/15-9/01/15	$798,027	$28,257	[2]	$826,855
	Morgan Stanley & Co. International PLC	8/08/16	$5,737,166	373,904	[3]	6,117,777
				$402,161		$6,944,632

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-1125 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

1-month LIBOR
1-day Federal Funds Rate

[2]	Amount includes $(571) of dividends and financing fees.

[3]	Amount includes $(6,707) of dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A., as of August 31, 2014, expiration dates 8/12/15-9/01/15:

	Shares	Value
Reference Entity — Long
Bouygues SA	864	$31,708
C&C Group PLC	4,506	25,512
Cia de Distribucion Integral Logista Holdings SAU	1,921	32,978
Corio NV	1,896	101,731
Exact Holding NV	910	34,077
Fiat Chrysler Automobiles NV	4,566	44,636
Generale de Sante SA	987	21,087
Hyder Consulting PLC	6,269	76,651
iomart Group PLC	8,910	41,842
Iron Ore Holdings Ltd.	7,486	8,355
Mecom Group PLC	6,367	15,221
Papillon Resources Ltd.	12,015	19,806
Schweizerische National-Versicherungs-Gesellschaft AG	863	77,083
Shire PLC	1,509	123,303
Smith & Nephew PLC	2,446	42,312
TUI Travel PLC	21,492	132,871
Vodafone Group PLC	12,508	42,921
Ziggo NV	6,527	309,558
Total Reference Entity — Long		1,181,652
Reference Entity — Short
AMEC PLC	(4,850)	(90,501)
BC Iron Ltd.	(3,294)	(8,552)
Helvetia Holding AG	(58)	(28,793)
Klepierre	(2,161)	(102,561)
TUI AG	(8,575)	(124,390)
Total Reference Entity — Short		(354,797)
Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$826,855

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of August 31, 2014, expiration date 8/08/16:

	Shares	Value
Reference Entity — Long
Abengoa Yield PLC	4,339	$174,168
American International Group, Inc.	5,736	321,560
Amicus Therapeutics, Inc.	5,990	42,888
Anadarko Petroleum Corp.	2,254	253,958

	Shares	Value
Reference Entity — Long
Aspen Technology, Inc.	2,470	$101,468
Baidu, Inc. — ADR	2,198	471,383
BioDelivery Sciences International, Inc.	7,911	126,497
Catalent, Inc.	5,811	124,878
Celgene Corp.	3,702	351,875
Cerner Corp.	3,662	211,114
The Charles Schwab Corp.	10,622	302,727
DaVita, Inc.	4,264	318,350
Diamond Foods, Inc.	4,788	132,005
Discovery Communications, Inc. Class A	1,776	77,629
Discovery Communications, Inc. Class C	1,776	76,297
Dresser-Rand Group, Inc.	4,597	318,526
Essent Group Ltd.	4,974	104,454
Facebook, Inc., Class A	3,900	291,720
GasLog Ltd.	2,001	66,553
Golar LNG Ltd.	2,790	175,686
Google, Inc., Class A	353	205,566
HCA Holdings, Inc.	9,446	659,425
Hertz Global Holdings, Inc.	6,746	199,277
Hess Corp.	2,965	299,762
Hologic, Inc.	2,271	56,457
Intercept Pharmaceuticals, Inc.	669	193,655
InterMune, Inc.	6,014	441,548
L Brands, Inc.	2,377	151,771
Lennar Corp., Class A	2,666	104,427
Liberty Global PLC, Series A	5,534	241,614
Liberty Global PLC, Series C	3,665	153,637
Life Time Fitness, Inc.	2,717	125,227
Medivation, Inc.	1,862	169,833
Mohawk Industries, Inc.	1,465	213,875
Monsanto Co.	1,801	208,268
NorthStar Asset Management Group, Inc.	19,609	362,374
NorthStar Realty Finance Corp.	23,217	429,747
Occidental Petroleum Corp.	3,631	376,607
Pioneer Natural Resources Co.	1,225	255,596
The Priceline Group, Inc.	118	146,827
Quest Diagnostics, Inc.	2,271	143,573
Ryman Hospitality Properties	3,101	154,275
Salix Pharmaceuticals Ltd.	1,387	220,658
Schlumberger Ltd.	4,979	545,898
SeaWorld Entertainment, Inc.	6,820	141,788
Sotheby’s	2,566	104,667
SunEdison, Inc.	5,600	123,312
Tempur Sealy International, Inc.	3,574	209,151
Time Warner, Inc.	2,716	209,214
Tribune Media Co. Class A	2,404	183,065
Tribune Publishing Co.	693	13,313

See Notes to Financial Statements.

20	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long
TW Telecom, Inc.	209	$8,575
United Therapeutics Corp.	1,313	154,711
Valero Energy Corp.	1,881	101,837
The WhiteWave Foods Co.	1,867	65,382
The Williams Cos., Inc.	10,211	606,840
Total Reference Entity — Long		12,025,488
Reference Entity — Short
Abbott Laboratories	(500)	(21,115)
Aegerion Pharmaceuticals, Inc.	(3,432)	(104,779)
Alnylam Pharmaceuticals, Inc.	(898)	(62,519)
Apollo Education Group, Inc.	(1,500)	(41,640)
Bitauto Holdings Ltd. — ADR	(389)	(34,162)
CF Industries Holdings, Inc.	(486)	(125,237)
Cigna Corp.	(905)	(85,604)
Consumer Discretionary Select Sector SPDR Fund	(2,653)	(182,526)
Danaher Corp.	(2,082)	(159,502)
Deere & Co.	(1,950)	(163,956)
Eli Lilly & Co.	(2,782)	(176,796)
Energy Select Sector SPDR Fund	(689)	(68,039)
Exact Sciences Corp.	(1,230)	(25,633)
Exxon Mobil Corp.	(2,006)	(199,497)

	Shares	Value
Reference Entity — Short
GameStop Corp., Class A	(3,602)	$(152,004)
Garmin Ltd.	(785)	(42,641)
GlaxoSmithKline Plc — ADR	(4,288)	(210,455)
Health Care Select Sector SPDR Fund	(3,186)	(203,426)
Industrial Select Sector SPDR Fund	(3,391)	(183,216)
International Business Machines Corp.	(1,065)	(204,768)
iShares Nasdaq Biotechnology Index Fund	(420)	(116,088)
McDonald’s Corp.	(1,957)	(183,390)
Medtronic, Inc.	(973)	(62,126)
Nordstrom, Inc.	(1,534)	(106,199)
Nu Skin Enterprises, Inc., Class A	(1,945)	(86,961)
Pfizer, Inc.	(1,765)	(51,891)
Post Holdings, Inc.	(100)	(3,696)
Potash Corp. of Saskatchewan, Inc.	(790)	(27,768)
Powershares QQQ Trust Series 1	(8,765)	(874,572)
Red Robin Gourmet Burgers, Inc.	(942)	(50,030)
SINA Corp.	(2,193)	(101,207)
SPDR S&P 500 ETF Trust	(6,504)	(1,305,288)
St. Jude Medical, Inc.	(789)	(51,750)
Starbucks Corp.	(349)	(27,152)
The Travelers Cos., Inc.	(1,957)	(185,367)
Vipshop Holdings Ltd. — ADR	(292)	(57,372)
Western Digital Corp.	(339)	(34,920)
Zillow, Inc., Class A	(264)	(37,829)
Zimmer Holdings, Inc.	(973)	(96,590)
Total Reference Entity — Short		(5,907,711)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$6,117,777

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	21

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$7,430,238	—	$7,430,238
Common Stocks[1]	$18,414,537	870,252	$151,404	19,436,193
Corporate Bonds[1]	—	8,452,221	—	8,452,221
Floating Rate Loan Interests	—	521,892	—	521,892
Investment Companies	21,257,159	—	—	21,257,159
Non-Agency Mortgage-Backed Securities	—	5,382,659	—	5,382,659
Preferred Securities	210,095	1,651,492	—	1,861,587
Taxable Municipal Bonds	—	330,004	—	330,004
Short-Term Securities	33,857,047	—	—	33,857,047
Options Purchased:
Equity Contracts	95,700	—	—	95,700
Liabilities:
Investments Sold Short[1]	(11,675,493)	(13,436)	—	(11,688,929)
Total	$62,159,045	$24,625,322	$151,404	$86,935,771

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$16,166	—	$16,166
Equity contracts	$124,111	402,161	—	526,272
Foreign currency exchange contracts	—	395,084	—	395,084
Interest rate contracts	66,190	—	—	66,190
Liabilities:
Credit contracts	—	(116,369)	—	(116,369)
Equity contracts	(164,238)	—	—	(164,238)
Foreign currency exchange contracts	—	(225,582)	—	(225,582)
Interest rate contracts	(35,350)	(20,643)	—	(55,993)
Total	$(9,287)	$450,817	—	$441,530

[2]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$10,904,469	—	—	$10,904,469
Foreign currency at value	3,728,877	—	—	3,728,877
Cash pledged for financial futures contracts	850,001	—	—	850,001
Cash held for securities sold short	1,251,139	—	—	1,251,139
Cash pledged for centrally cleared swaps	9,282	—	—	9,282
Cash pledged as collateral for OTC derivatives	690,000	—	—	690,000
Total	$17,433,768	—	—	$17,433,768

See Notes to Financial Statements.

22	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Statement of Assets and Liabilities

August 31, 2014
Assets
Investments at value — unaffiliated (cost — $44,462,177)	$44,556,516
Investments at value — affiliated (cost — $53,857,047)	54,068,184
Cash	10,904,469
Cash pledged for financial futures contracts	850,001
Cash held for securities sold short	1,251,139
Cash pledged for centrally cleared swaps	9,282
Cash pledged as collateral for OTC derivatives	690,000
Foreign currency at value (cost — $3,786,592)	3,728,877
Variation margin receivable on financial futures contracts	11,820
Variation margin receivable on centrally cleared swaps	3,070
Investments sold receivable	666,621
Swap premiums paid	250,952
Swaps receivable	109,032
Unrealized appreciation on forward foreign currency exchange contracts	395,084
Unrealized appreciation on OTC swaps	418,327
Interest receivable	290,659
Dividends receivable — unaffiliated	22,943
Dividends receivable — affiliated	872
Receivable from Manager	29,689
Deferred offering costs	259,283

Total assets	118,516,820

Liabilities
Options written at value (premiums received — $55,073)	70,227
Investments sold short at value (proceeds — $11,508,625)	11,688,929
Variation margin payable on financial futures contracts	25,096
Investments purchased payable	5,194,601
Swap premiums received	238,040
Swaps payable	17,542
Unrealized depreciation on forward foreign currency exchange contracts	225,582
Unrealized depreciation on OTC swaps	127,801
Dividends on short sales payable	5,596
Service and distribution fees payable	82
Other affiliates payable	8,292
Professional fees payable	76,924
Printing fees payable	10,008
Offering costs payable	56,113
Officers’ and Trustees’ fees payable	1,992
Other accrued expenses payable	18,250

Total liabilities	17,765,075

Net Assets	$100,751,745

Net Assets Consist of
Paid-in capital	100,160,208
Accumulated net investment loss	(21,931)
Accumulated net realized gain	42,771
Net unrealized appreciation/depreciation	570,697

Net Assets	$100,751,745

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	23

Statement of Assets and Liabilities (concluded)

August 31, 2014
Net Asset Value
Institutional
Net assets	$100,548,780

Shares outstanding[1]	9,997,591

Net asset value	$10.06

Investor A
Net assets	$102,458

Shares outstanding[1]	10,189

Net asset value	$10.06

Investor C
Net assets	$100,507

Shares outstanding[1]	10,000

Net asset value	$10.05

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

24	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Statement of Operations

Period August 7, 2014[1] to August 31, 2014

Investment Income
Interest	$53,796
Dividends — unaffiliated	25,332
Dividends — affiliated	872
Foreign taxes withheld	(331)

Total income	79,669

Expenses
Organization and offering	158,471
Investment advisory	128,558
Service and distribution — class specific	82
Administration	3,296
Transfer agent — class specific	45
Accounting services	21,097
Custodian	4,992
Professional	124,952
Printing	10,008
Officers and Trustees	1,992
Miscellaneous	4,992

Total expenses excluding dividend expense	458,485
Dividend expense	5,596

Total expenses	464,081
Less fees waived by Manager	(128,558)
Less accounting services fees waived	(5,161)
Less transfer agent fees waived — class specific	(11)
Less transfer agent fees reimbursed — class specific	(22)
Less expenses reimbursed by Manager	(169,857)

Total expenses after fees waived and reimbursed	160,472

Net investment loss	(80,803)

Realized and Unrealized Gain
Net realized gain (loss) from:
Investments — unaffiliated	5,346
Investments — affiliated	(580)
Options written	(11,168)
Financial futures contracts	101,926
Swaps	26,301
Foreign currency transactions	(8,795)
Investments sold short	(29,667)

83,363

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	94,339
Investments — affiliated	211,137
Options written	(15,154)
Financial futures contracts	60,940
Swaps	281,315
Foreign currency translations	118,424
Investments sold short	(180,304)

570,697

Net realized and unrealized gain	654,060

Net Increase in Net Assets Resulting from Operations	$573,257

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	25

Statement of Changes in Net Assets

Increase in Net Assets:	Period August 7, 2014[1] to August 31, 2014

Operations
Net investment loss	$(80,803)
Net realized gain	83,363
Net change in unrealized appreciation/depreciation	570,697

Net increase in net assets resulting from operations	573,257

Capital Share Transactions
Net increase in net assets derived from capital share transactions	100,178,488

Net Assets
Total increase in net assets	100,751,745
Beginning of period	—

End of period	$100,751,745

Accumulated net investment loss, end of period	$(21,931)

[1]	Commencement of operations.

See Notes to Financial Statements.

26	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Financial Highlights

	Period August 7, 2014[1] to August 31, 2014
	Institutional	Investor A	Investor C

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00
Net investment loss[2]	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain	0.07	0.07	0.07
Net increase from investment operations	0.06	0.06	0.05
Net asset value, end of period	$10.06	$10.06	$10.05

Total Return[3,4]
Based on net asset value	0.60%	0.60%	0.50%

Ratios to Average Net Assets[5,6]
Total expenses[7]	3.97%	4.47%	5.20%
Total expenses after fees waived and reimbursed	2.43%	2.69%	3.44%
Total expenses after fees waived and reimbursed and excluding dividend expense	2.35%	2.60%	3.35%
Net investment loss	(1.22)%	(1.48)%	(2.23)%

Supplemental Data
Net assets, end of period (000)	$100,549	$102	$101
Portfolio turnover rate	5%	5%	5%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, excludes the effects of any sales charges.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.41% (annualized).

[6]	Annualized.

[7]

Organization costs and audit expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C Shares would have been 7.04%, 7.51% and 8.27%, respectively.

See Notes to Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	27

Notes to Financial Statements

1. Organization:

BlackRock Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”) is a series of the Trust and is classified as non-diversified.

The investment objective of the Fund is to seek total return. The Fund seeks to achieve its investment objective by allocating assets to multiple affiliated and unaffiliated investment managers that employ a variety of alternative investment strategies. Each of the affiliated and unaffiliated investment managers generally provides day-to-day management for a portion of the Fund’s assets. The Manager may also manage assets directly.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

28	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	29

Notes to Financial Statements (continued)

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $140,191, which is included in expenses reimbursed by Manager in the Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can

30	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Notes to Financial Statements (continued)

be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	31

Notes to Financial Statements (continued)

liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

32	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Notes to Financial Statements (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the period ended August 31, 2014 were as follows:

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	—	—	—	—
Options written	525	$71,738	3	$121
Options exercised	(30)	(1,454)	—	—
Options closed	(86)	(15,211)	(3)	(121)

Outstanding options, end of period	409	$55,073	—	—

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	33

Notes to Financial Statements (continued)

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to securities or markets without owning such securities or investing directly in those markets or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund will pay an amount equal to any depreciation on a long position and appreciation on a short position including dividends from such positions. Conversely, the Fund will receive any appreciation on a long position and any depreciation on a short position including dividends from such positions. In addition, the Fund will also pay or receive a variable rate of interest based on the underlying benchmark rate plus or minus a spread (“financing fees”). The benchmark and spread are determined based upon the country and/or currency of each individual underlying positions. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying basket of equity securities and financing fees. The agreement allows the Manager to change the composition of the basket of securities by trading in and out of the underlying equity positions at its discretion. The resulting gains or losses are recorded in the Statements of Operations. Certain swaps have no stated expiration and can be terminated by either party at any time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
	Net unrealized appreciation/depreciation[1];
Interest rate contracts	Unrealized appreciation/depreciation on OTC swaps	$66,190	$55,993
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	395,084	225,582
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	267,118	354,409
Equity contracts	Investments at value — unaffiliated[2]; Net unrealized appreciation/depreciation	621,972	164,238
Total		$1,350,364	$800,222

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported within the Schedule of Investments. Only current day’s variation margin is reported in the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended August 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$25,375	$30,840
Swaps	—	(20,643)
Foreign currency exchange contracts:
Foreign currency transactions/translations	—	169,502
Credit contracts:
Swaps	22,177	(100,203)
Equity contracts:
Financial futures contracts	76,551	30,100
Swaps	4,124	402,161
Options[3]	(15,969)	(63,510)
Total	$112,258	$448,247

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

34	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Notes to Financial Statements (continued)

For the period ended August 31, 2014, the balances of outstanding derivative financial instruments were as follows1:

Financial futures contracts:
Number of contracts purchased	234
Number of contracts sold	158
Notional value of contracts purchased	$37,804,464
Notional value of contracts sold	$32,190,594
Forward foreign currency exchange contracts:
Number of contracts - USD purchased	67
Number of contracts - USD sold	46
U.S. dollar amounts purchased	$25,846,341
U.S. dollar amounts sold	$22,285,328
Options:
Number of option contracts purchased	542
Number of option contracts written	409
Notional amount of option contracts purchased	$4,635,500
Notional amount of option contracts written	$1,781,700
Credit default swaps:
Number of contracts - buy protection	14
Number of contracts - sell protection	2
Notional amount - buy protection	$6,067,331
Notional amount - sell protection	$595,000
Total return swaps:
Number of contracts	3
Notional amount	$7,835,193

[1]	Actual amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	35

Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of August 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$11,820		$25,096
Forward foreign currency exchange contracts	395,084		225,582
Options	95,700	[1]	70,227
Swaps — centrally cleared	3,070		—
Swaps — OTC[2]	669,279		365,841

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,174,953		$686,746
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(110,590)		(95,323)

Total derivative assets and liabilities subject to an MNA	$1,064,363		$591,423

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of August 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Bank of America N.A.	$89,459	$(86,400)	—	—	$3,059
Barclays Bank PLC	263	(263)	—	—	—
Deutsche Bank AG	129,444	(29,346)	—	—	100,098
Goldman Sachs International	20,640	—	—	—	20,640
JPMorgan Chase Bank N.A.	450,653	(318,555)	—	—	132,098
Morgan Stanley & Co. International PLC	373,904	(123,037)	—	—	250,867

Total	$1,064,363	$(557,601)	—	—	$506,762

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$86,400	$(86,400)	—	—	—
Barclays Bank PLC	34,085	(263)	—	—	$33,822
Deutsche Bank AG	29,346	(29,346)	—	—	—
JPMorgan Chase Bank N.A.	318,555	(318,555)	—	—	—
Morgan Stanley & Co. International PLC	123,037	(123,037)	—	—	—

Total	$591,423	$(557,601)	—	—	$33,822

[3]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[4]	Net amount represents the net amount receivable from the counterparty in the event of default.

[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

36	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.95%
$1 Billion - $3 Billion	1.83%
$3 Billion - $5 Billion	1.76%
$5 Billion - $10 Billion	1.70%
Greater than $10 Billion	1.66%

The Manager may, at its discretion, voluntarily waive all or a portion of its investment advisory fees including the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by Manager in the Statement of Operations. For the period ended August 31, 2014, the amount waived was $409.

In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates. This amount is included in fees waived by Manager in the Statement of Operations. For the period ended August 31, 2014, the amount waived was $25,809.

The Manager entered into separate sub-advisory agreements with Benefit Street Partners, LLC (“BSP”), Independence Capital Asset Partners, LLC (“ICA”), LibreMax Capital, LLC (“LMC”), Loeb King Capital Management (“LKC”), MeehanCombs LP (“MCLP”), PEAK6 Advisors LLC (“PEAK”), QMS Capital Management LP (“QMS”), BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”). BIL, BNA and BRS are each an affiliate of the Manager. The Manager pays BSP, ICA, LMC, LKC, MCLP, PEAK, QMS, BIL, BNA and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the period ended August 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Investor A	Investor C	Total
$16	$66	$82

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended August 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$5	$5	$5	$15

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	37

Notes to Financial Statements (continued)

For the period ended August 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$15	$15	$15	$45

The Manager acts as administrator for the Fund. For these services, the administrator receives an administration fee computed daily and payable monthly based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.05%
$500 Million - $1 Billion	0.04%
Greater than $1 Billion	0.03%

The Manager may, at its discretion, voluntarily waive all or any portion of its administration fees for the Fund, which would be included in administration fees waived in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 2.35% for Institutional, 2.60% for Investor A and 3.35% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016 unless approved by the Board, including a majority of the Independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statement of Operations. For the period ended August 31, 2014, the Manager waived $102,340 of investment advisory fees, which is included in fees waived by Manager. The Manager reimbursed expenses of $29,666, which is included in expenses reimbursed by Manager.

Class specific expense waivers or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Transfer Agent Fees Waived	$1	$5	$5	$11
Transfer Agent Fees Reimbursed	$2	$10	$10	$22

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On August 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Institutional	Investor A	Investor C
08/31/2016	$132,006	$3	$15	$15

For the period ended August 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $6.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer which is included in officer and trustees in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 2014, were $67,590,728 and $3,294,987, respectively.

38	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended August 31, 2014.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of the period ended August 31, 2014, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions and non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(18,280)
Accumulated net investment loss	$58,872
Accumulated net realized gain	$(40,592)

As of the period ended August 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$609,040
Undistributed long-term capital gains	85,368
Net unrealized losses[1]	(102,871)

Total	$591,537

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to recognition of gains on constructive sales, the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts and the accounting for swap agreements.

As of August 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$98,352,807

Gross unrealized appreciation	$715,845
Gross unrealized depreciation	(443,952)

Net unrealized appreciation	$271,893

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the period ended August 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	39

Notes to Financial Statements (continued)

The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period August 7, 2014[1] to August 31, 2014
	Shares	Value
Institutional
Shares sold	9,997,591	$99,976,594

Net increase	9,997,591	$99,976,594

Investor A
Shares sold	10,189	$101,894

Net increase	10,189	$101,894

Investor C
Shares sold	10,000	$100,000

Net increase	10,000	$100,000

Total Net Increase	10,017,780	$100,178,488

[1]	Commencement of operations.

At August 31, 2014, shares owned by affiliates of the Fund were as follows:

Institutional	Investor A	Investor C
9,980,000	10,000	10,000

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

On September 30, 2014, the sub-advisory agreement between the Manager and PEAK terminated due to a change in PEAK’s ownership structure. As a result, the investments made with the portion of assets allocated to PEAK were sold. The proceeds from the sales were reallocated to the Fund’s remaining sub-advisers and the Manager.

40	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Multi-Manager Alternative Strategies Fund and Board of Trustees of BlackRock Funds:

We have audited the accompanying consolidated statement of assets and liabilities, including the schedule of investments, of BlackRock Multi-Manager Alternative Strategies Fund, a series of BlackRock Funds (the “Fund”), as of August 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 7, 2014 (commencement of operations) to August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Manager Alternative Strategies Fund as of August 31, 2014, the result of its operations, the changes in its net assets, and the financial highlights for the period August 7, 2014 (commencement of operations) to August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 23, 2014

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on November 20-22, 2013 (the “November Meeting”) to consider the approval of the Trust’s proposed investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”) on behalf of BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”), a portfolio of the Trust. The Advisory Agreement was the same agreement that had previously been approved by the Board with respect to other portfolios of the Trust.

The Board also met in person on February 19-21, 2014 (the “February Meeting”) to consider the approval of the model sub-advisory agreement between the Manager and potential sub-advisors with respect to the Fund (the “Model Sub-Advisory Agreement”) and the proposed sub-advisory agreements with respect to the Fund between the Manager and each of (i) BlackRock International Limited (“BIL”), (ii) BlackRock Asset Management North Asia Limited (“BAMNAL”) and (iii) BlackRock (Singapore) Limited (“BSL,” and together with BIL and BAMNAL, the “BlackRock Sub-Advisors”).

The Board also met in person at the February Meeting to consider the approval of the proposed sub-advisory agreements with respect to the Fund between the Manager and each of (a) Benefit Street Partners, LLC (“Benefit Street”), (b) Independence Capital Asset Partners, LLC (“ICAP”), (c) LibreMax Capital, LLC (“LibreMax”), (d) Carl M. Loeb Advisory Partners LP (doing business as Loeb King Capital Management) (“Loeb”), (e) MeehanCombs LP (“MeehanCombs”), (f) PEAK6 Advisors LLC (“PEAK6”) and (g) QMS Capital Management LP (“QMS,” and together with Benefit Street, ICAP, LibreMax, Loeb, MeehanCombs, PEAK6 and QMS, the “Non-Affiliated Sub-Advisors”).

The BlackRock Sub-Advisors and the Non-Affiliated Sub-Advisors are referred to herein collectively as the “Sub-Advisors.” As pertinent, the Manager and the BlackRock Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements with the BlackRock Sub-Advisors are referred to herein collectively as the “BlackRock Agreements.” The sub-advisory agreements with respect to the Fund between the Manager and each of the Sub-Advisors are referred to herein collectively as the “Sub-Advisory Agreements.” The Advisory Agreement, the Model Sub-Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements” and the November Meeting and the February Meeting are referred to herein as the “Meetings.” The Fund commenced operations in August 2014.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Fund by BlackRock, its personnel and its affiliates, and the Non-Affiliated Sub-Advisors, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements. The Board also assessed the nature, scope and quality of the services to be provided to the Fund by the Non-Affiliated Sub-Advisors.

Board Considerations in Approving the Agreements

The Approval Process: At the Meetings, the Board reviewed materials relating to its consideration of the pertinent Agreements. The Board considered all factors it believed relevant with respect to the Trust and the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock and the Non-Affiliated Sub-Advisors; (b) the investment performance of the portfolio management of BlackRock and each Non-Affiliated Sub-Advisor; (c) the advisory fee and the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; (f) possible alternatives to the proposed Agreements; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; (h) the portfolio compliance systems and capabilities of BlackRock and each Non-Affiliated Sub-Advisor; and (i) other factors deemed relevant by the Board Members.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the Meetings relating to its

42	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

consideration of the Agreements, including fees and estimated expense ratios of each class of the Fund, and for a representative class of the Fund, as compared with the fees and expense ratios of a peer group of funds. Both the peer group and the funds within the peer group (collectively, the “Peer Group”) were selected by Lipper, Inc. (“Lipper”), which is not affiliated with BlackRock.1 The Board also received (a) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (b) information regarding fees paid to service providers that are affiliates of BlackRock; and (c) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services provided by BlackRock to the Fund under the BlackRock Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board reviewed BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the BlackRock Agreements.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services to be provided to the Fund. The Board noted that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates will provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board also received information concerning BlackRock’s process for selecting and overseeing sub-advisors, as well as specific information with respect to each proposed Non-Affiliated Sub-Advisor. The Board was informed that BlackRock had performed due diligence on each proposed Non-Affiliated Sub-Advisor, including a review of portfolio compliance systems and capabilities.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s and the Non-Affiliated Sub-Advisors’ investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the dates of the Meetings.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in the Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s estimated total expense ratio, as well as estimated actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the estimated actual management fee and the estimated total expense ratio each ranked in the fourth quartile, relative to the Fund’s Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

Following consideration of this information, the Board, including a majority of the independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the November Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board noted the existence of breakpoints in the advisory fee based upon the asset level of the Fund. Further, the Board noted the existence of expense caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

The Board, including a majority of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

44	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

Conclusion

The Board, including a majority of the Independent Board Members, approved (i) at the November Meeting, the Advisory Agreement between the Manager and the Trust on behalf of the Fund and (ii) at the February Meeting, (a) the Model Sub-Advisory Agreement between the Manager and potential sub-advisors with respect to the Fund, (b) the Sub-Advisory Agreements between the Manager and each BlackRock Sub-Advisor with respect to the Fund and (c) the Sub-Advisory Agreements between the Manager and each Non-Affiliated Sub-Advisor with respect to the Fund, each for a two-year term ending July 22, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	45

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 152 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 152 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 152 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 152 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 152 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 152 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None

46	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 152 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 152 Portfolios	None

[1]     The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[3]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P . (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2007	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 330 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2011	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 330 Portfolios	None

[4]     Mr.  Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	47

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

48	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors Benefit Street Partners, LLC New York, NY 10019	PEAK6 Advisors LLC Chicago, IL 60604	Custodian The Bank of New York Mellon New York, NY 10286

Legal Counsel Sidley Austin LLP New York, NY 10019	Independence Capital Asset Partners, LLC Denver, CO 80202	QMS Capital Management LP Durham, NC 27707	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	LibreMax Capital, LLC New York, NY 10022	BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Distributor BlackRock Investments, LLC New York, NY 10022

	Loeb King Capital Management New York, NY 10004	BlackRock Asset Management North Asia Limited 2 Queen’s Road Central Hong Kong	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

	MeehanCombs LP Stamford, CT 06902	BlackRock Singapore Limited 079912 Singapore

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	49

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http:// www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

50	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014	51

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond     Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternative Strategies Fund	LifePath® Portfolios
BlackRock Strategic Risk Allocation Fund	Retirement	2040
BlackRock Prepared Portfolios	2020	2045
Conservative Prepared Portfolio	2025	2050
Moderate Prepared Portfolio	2030	2055
Growth Prepared Portfolio	2035
Aggressive Growth Prepared Portfolio

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

52	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MMAS-8/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Manager Alternative Strategies Fund	$60,000	N/A	$0	N/A	$15,350	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	N/A
(c) Tax Fees[2]	$0	N/A
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

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(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Manager Alternative Strategies Fund	$15,350	N/A

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

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Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: November 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: November 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: November 3, 2014

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